Summary Prospectus December 1, 2010


                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group



DWS NEW YORK TAX-FREE INCOME FUND






CLASS/Ticker    A   KNTAX    B   KNTBX    C   KNTCX    S   SNWYX

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus, Statement of Additional Information (SAI) and other information about the fund online at https://www.dws-investments.com/mutualpros. You can also get this information at no cost by e-mailing a request to inquiry.info@dws.com, calling (800) 621-1048 (A, B, C) and (800) 728-3337 (S)
or asking your financial advisor. The prospectus and SAI, both dated December 1, 2010, as may be supplemented from time to time, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE


The fund seeks a high level of current income that is exempt from New York State and New York City personal income taxes and federal income taxes.



FEES AND EXPENSES OF THE FUND


These are the fees you may pay when you buy and hold shares. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $100,000 in DWS funds. More information about these and other discounts is available from your financial professional and in Choosing a Share Class in the prospectus (p. 15) and Purchase and Redemption of Shares in the fund's SAI (p. II-17).


SHAREHOLDER FEES (paid directly from your investment)


                                                      A          B          C      S
                                           ------------  ---------  ---------  -----
Maximum sales charge (load) on purchases,
as % of offering price                           2.75      None       None     None
------------------------------------------       ----      --         --       -----
Maximum contingent deferred sales charge
(load), as % of redemption proceeds          None(1)     4.00       1.00       None
------------------------------------------   --------    ----       ----       -----

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)


                                           A          B          C           S
                                   ---------  ---------  ---------  ----------
Management fee                         0.44       0.44       0.44       0.44
----------------------------------     ----       ----       ----       ----
Distribution/service
(12b-1) fees                           0.21       0.99       1.00      None
----------------------------------     ----       ----       ----      -----
  Interest expense                     0.08       0.08       0.08       0.08
  Administrative fee                   0.10       0.10       0.10       0.10
  Other expenses                       0.12       0.17       0.14       0.22
TOTAL OTHER EXPENSES                   0.30       0.35       0.32       0.40
----------------------------------     ----       ----       ----      -----
TOTAL ANNUAL FUND
OPERATING EXPENSES                     0.95       1.78       1.76       0.84
----------------------------------     ----       ----       ----      -----
Less expense waiver/reimbursement      0.00       0.07       0.05       0.13
----------------------------------     ----       ----       ----      -----
NET ANNUAL FUND
OPERATING EXPENSES                     0.95       1.71       1.71       0.71
----------------------------------     ----       ----       ----      -----

(1) Investments of $250,000 or more may be eligible to buy Class A shares without a sales charge (load), but may be subject to a contingent deferred sales charge of 0.50% if redeemed within 12 months of purchase.

Interest expense relates to the fund's liability with respect to floating rate notes held by third parties in conjunction with certain inverse floater securities transactions. However, the accounting treatment for such transactions includes an offsetting interest income item, and accordingly has no impact to net investment income, total return or net asset value.


The Advisor has contractually agreed through November 30, 2011 to waive and/or reimburse fund expenses to the extent necessary to maintain the fund's total annual operating expenses at ratios no higher than 1.63%, 1.63% and 0.63% (excluding extraordinary expenses, taxes, brokerage and interest expenses) for Class B, Class C and Class S, respectively. The agreement may only be terminated with the consent of the fund's Board.


EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same (including one year of capped expenses in each period for Classes B, C and S). Although your actual costs may be higher or lower, based on these assumptions your costs would be:



YEARS           A         B         C         S
-------  --------  --------  --------  --------
1        $ 369     $ 574     $ 274     $  73
--       -----     -----     -----     -----
3          569       853       549       255
--       -----     -----     -----     -----
5          786     1,158       949       453
--       -----     -----     -----     -----
10       1,409     1,669     2,069     1,025
--       -----     -----     -----     -----

You would pay the following expenses if you did not redeem your shares:

YEARS           A         B         C         S
-------  --------  --------  --------  --------
1        $ 369     $ 174     $ 174     $  73
--       -----     -----     -----     -----
3          569       553       549       255
--       -----     -----     -----     -----
5          786       958       949       453
--       -----     -----     -----     -----
10       1,409     1,669     2,069     1,025
--       -----     -----     -----     -----

Class B converts to Class A after six years; the Example for Class B reflects Class A fees after the conversion.


PORTFOLIO TURNOVER

The fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, but are reflected in fund performance.


Portfolio turnover rate for fiscal year 2010: 21%.



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in municipal securities whose income is free from regular federal and New York State personal income tax. In addition, the fund invests at least 65% of net assets in municipal securities and other securities that are exempt from New York City personal income taxes. The fund may invest up to 20% of net assets in securities whose income is subject to the federal alternative minimum tax
(AMT).


The fund can buy many types of municipal securities of all maturities. These may include revenue bonds (which are backed by revenue from a particular source) and general obligation bonds (which are typically backed by the issuer's ability to levy taxes). They may also include industrial development bonds, municipal lease obligations and investments representing an interest in these. The fund can also invest in inverse floating rate securities.


Normally, at least 90% of the fund's municipal securities are in the top four grades of credit quality. Up to 10% of the fund's municipal securities may be high yield bonds (commonly referred to as "junk" bonds), which are those rated below the fourth highest rating category (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds generally pay higher yields but have higher volatility and higher risk of default on payments.


MANAGEMENT PROCESS. Portfolio management looks for securities that appear to offer the best total return potential. In making buy and sell decisions, portfolio management typically weighs a number of factors, from economic outlooks and possible interest rate movements and yield levels across varying maturities to characteristics of specific securities, such as coupon, maturity date and call date, and changes in supply and demand within the municipal bond market.


Although portfolio management may adjust the fund's duration (a measure of sensitivity to interest rates) over a wider range, they generally intend to keep it similar to that of the Barclays Capital Municipal Bond Index, which is generally between five and nine years.


DERIVATIVES. Portfolio management generally may use interest rate swaps and treasury futures, which are a type of derivative (a contract whose value is based on, for example, indices, currencies or securities), to hedge interest rate risk by reducing the fund's duration.


The fund may also use various types of derivatives for (i) hedging, (ii) risk management, (iii) non-hedging purposes to seek to enhance potential gains, or
(iv) a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.



MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.


INTEREST RATE RISK. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund's debt securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.)


CREDIT RISK. The fund's performance could be hurt if a security declines in credit quality or goes into default, or if an issuer does not make timely payments of interest or principal.


FOCUS RISK - NEW YORK MUNICIPAL SECURITIES. Because the fund focuses its investments in New York municipal securities, its performance can be more volatile than that of a fund that invests more broadly, and it has a relatively large exposure to financial stresses affecting both New York City and New York State. For example, a downturn in the financial industry could bring on a fiscal crisis in New York City, or a national or regional economic downturn could bring on such a crisis in New York State. Examples of other factors include increased costs for domestic security and reduced monetary support from the federal government. Over time, these issues may impair the state's or the city's ability to repay its obligations.


INVERSE FLOATING RATE SECURITIES RISK. The interest payment received on inverse floating rate securities ("inverse floaters") generally will decrease when short term interest rates increase. Inverse floaters are derivatives that involve leverage and could magnify the fund's gains or losses.



                                       2
                                               DWS New York Tax-Free Income Fund


                                             SUMMARY PROSPECTUS December 1, 2010

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.


NON-DIVERSIFICATION RISK. The fund is classified as non-diversified under the Investment Company Act of 1940, as amended. This means that the fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of municipalities, industries, companies, economic trends, the relative attractiveness of different securities or other matters.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.


TAX RISK. Income from municipal securities held by the fund could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of a securities issuer. In addition, a portion of the fund's otherwise exempt-interest distributions may be taxable to those shareholders subject to the federal AMT.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price.


PREPAYMENT AND EXTENSION RISK. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund's assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the fund's share price and yield and could hurt fund performance. Prepayments could also create capital gains tax liability in some instances.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.



PAST PERFORMANCE


How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results. All performance figures below assume that dividends were reinvested. For more recent performance figures, go to www.dws-investments.com (the Web site does not form a part of this prospectus) or call the phone number for your share class included in this prospectus.


CALENDAR YEAR TOTAL RETURNS (%) (Class A)

These year-by-year returns do not include sales charges, and would be lower if they did. Returns for other classes were different and are not shown here.



[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]





  2000       2001      2002       2003      2004      2005      2006      2007      2008       2009
  12.10      3.74      10.11      4.61      2.69      2.77      4.40      2.67       -6.71     16.83




Best Quarter: 8.58%, Q3 2009       Worst Quarter: -3.98%, Q3 2008
Year-to-Date as of 9/30/10: 6.70%

AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2009 expressed as a %)

These returns include sales charges, if any. Indexes have no sales charges and cannot be invested in directly. After-tax returns (which are shown only for Class A and would be different for other classes) reflect the historical highest individual federal income tax rates, but do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k) or other tax-advantaged investment plan. Performance of Class B shares does not assume the conversion to Class A shares after six years.



                                       3
                                               DWS New York Tax-Free Income Fund


                                             SUMMARY PROSPECTUS December 1, 2010

                                CLASS           1          5         10       SINCE
RETURN                      INCEPTION        YEAR      YEARS      YEARS   INCEPTION
------------------------- -----------  ----------  ---------  ---------  ----------
CLASS A before tax         12/31/85        13.61       3.15       4.85         -
-------------------------  --------        -----       ----       ----         -
  After tax on
  distributions                            13.59       3.05       4.80         -
  After tax on distribu-
  tions, with sale                         10.30       3.22       4.76         -
------------------------- --------         -----       ----       ----         -
CLASS B before tax          5/31/94        12.94       2.79       4.36         -
-------------------------  --------        -----       ----       ----         -
CLASS C before tax          5/31/94        15.98       2.94       4.35         -
-------------------------  --------        -----       ----       ----         -
CLASS S before tax          6/18/01        17.13       3.93         -        4.52
-------------------------  --------        -----       ----       ----       ----
BARCLAYS CAPITAL
MUNICIPAL BOND
INDEX                                      12.91       4.32       5.75         -
------------------------- --------         -----       ----       ----       ----
Since Class S incep-
tion                                          -          -          -        4.06
------------------------- --------         -----       ----       ----       ----

Index comparison began on 6/30/01


MANAGEMENT


INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.


PORTFOLIO MANAGER(S)

PHILIP G. CONDON, MANAGING DIRECTOR. Co-Lead Portfolio Manager of the fund. Joined the fund in 2000.


ASHTON P. GOODFIELD, MANAGING DIRECTOR, CFA. Co-Lead Portfolio Manager of the fund. Joined the fund in 1999.


MATTHEW J. CAGGIANO, MANAGING DIRECTOR, CFA. Portfolio Manager of the fund. Joined the fund in 2004.



PURCHASE AND SALE OF FUND SHARES


MINIMUM INITIAL INVESTMENT ($)


                                          AUTOMATIC
                                UGMAS/   INVESTMENT
           NON-IRA      IRAS     UTMAS        PLANS
         ---------  --------  --------  -----------
A B C     1,000       500      1,000         500
-------   -----       ---      -----         ---
S         2,500     1,000      1,000       1,000
-------   -----     -----      -----       -----

For participants in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, there is no minimum initial investment for Class A, B, C and S shares and no minimum additional investment for Class A and S shares. The minimum additional investment for all other instances is $50. The maximum Automatic Investment Plan investment is $250,000. For existing Class B shareholders, the minimum initial investment for Class A and C shares is $50.

TO PLACE ORDERS


MAIL           First Investment         DWS Investments, PO Box 219356
                                        Kansas City, MO 64121-9356
               Additional Investments   DWS Investments, PO Box 219154
                                        Kansas City, MO 64121-9154
               Exchanges and            DWS Investments, PO Box 219557
               Redemptions              Kansas City, MO 64121-9557
EXPEDITED MAIL                          DWS Investments, 210 West 10th Street
                                        Kansas City, MO 64105-1614
WEB SITE                                www.dws-investments.com
TELEPHONE                               Class A, B or C shares: (800) 621-1048
                                        Class S shares: (800) 728-3337
                                        M - F 8 a.m. - 8 p.m. ET
TDD LINE                                (800) 972-3006, M - F 8 a.m. - 8 p.m. ET


You can buy or sell shares of the fund on any business day at our web site, by mail, or by telephone. The fund is generally open on days when the New York Stock Exchange is open for regular trading.


Class B shares are closed to new purchases, except for exchanges and the reinvestment of dividends or other distributions. Class S shares are only available to a limited group of investors.



TAX INFORMATION


The fund's distributions (distributions are declared daily and paid monthly) are generally exempt from regular federal and state income tax. Capital gains, if any, may also be paid annually. All or a portion of the fund's dividends may be subject to the federal alternative minimum tax.



PAYMENTS TO BROKER-DEALERS AND

OTHER FINANCIAL INTERMEDIARIES

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.


                                       4
                                               DWS New York Tax-Free Income Fund
                                   SUMMARY PROSPECTUS December 1, 2010 DNYTF-SUM